UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported) May 7, 2020

Wize Pharma, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-52545	88-0445167
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5b Hanagar Street, Hod Hasharon, Israel	4527708
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  +(972) 72-260-0536

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01	Other Events.

On May 7, 2020, Wize Pharma, Inc (the “Company”) announced that it completed treating patients in its Phase IV clinical trial of its prescription eye drop formula, LO2A, for the symptomatic treatment of dry eye syndrome (DES) in patients with Sjogren’s syndrome. The Company further announced that, due to the COVID-19 pandemic, the topline data from the Phase IV clinical trial may be delayed into the third fiscal quarter of 2020.

Warning Concerning Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 and federal securities laws. For example, the Company is using forward-looking statements when it discusses the expected release of topline data from its Phase IV clinical trial. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon the Company’s current expectations and involve assumptions that may never materialize or may prove to be incorrect. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties, which include, without limitation, the possibility that the Company will not be able to successfully operate its joint venture with Cannabics Pharmaceuticals, Inc.; the Company’s needs for additional financing; the Company’s dependence on a single compound, LO2A and on the continuation of its license to commercialize LO2A; the Company’s inability to expand its rights under its license of LO2A; the initiation, timing, progress and results of the Company’s trials and product candidate development efforts; the Company’s ability to advance LO2A into clinical trials or to successfully complete its preclinical studies or clinical trials; the Company’s receipt of regulatory approvals for LO2A, and the timing of other regulatory filings and approvals; the clinical development, commercialization and market acceptance of LO2A; the Company’s ability to establish and maintain corporate collaborations; the implementation of its business model and strategic plans for its business and product candidates; the scope of protection the Company is able to establish and maintain for intellectual property rights covering LO2A and its ability to operate its business without infringing the intellectual property rights of others; estimates of the Company’s expenses, future revenues, and capital requirements; competitive companies, technologies and its industry; and statements as to the impact of the political and security situation in Israel on the Company’s business. Except as otherwise required by law, the Company undertakes no obligation to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. For a more detailed description of the risks and uncertainties affecting the registrant, reference is made to the Company’s reports filed from time to time with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Wize Pharma, Inc.

	By:	/s/ Or Eisenberg
	Name:	Or Eisenberg
Date: May 7, 2020	Title:	Chief Financial Officer

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